INVENTORY	12 Months Ended
Dec. 31, 2020
Inventory Disclosure [Abstract]
INVENTORY
NOTE 4 -	INVENTORY

Inventory is composed of the following:

	December 31,
	2020	2019

Raw materials and components	$11,281	$13,064
Work in progress	15,432	11,387
Spare parts	13,147	18,272
Finished goods	1,363	604

Total inventory (**)	$41,223	$43,327

(**) The total amount of Rotables included in the company spare parts inventory for the years ended December 31, 2020 and 2019 were $9,183 and $8,886, respectively. Inventory related to discontinued operation for the year ended December 31, 2019 was $580.

Inventories write off expenses due to slow inventory amounted to $769, $490 and $691 for the years ended December 31, 2020, 2019 and 2018, respectively.

In February 2021 the company signed an agreement to sell inventory parts to a third party following the company’s decision to exit the CRJ landing gear MRO activity (part of the MRO aviation components segment). The contract value is lower by $450 compared to the book value of these assets. Therefore, an impairment in inventory value of $450 was recorded in the cost of revenues from services.

The company maintains a wide range of exchangeable units and other spare parts related to its products and services in various locations. Due to the long lead time of its suppliers and manufacturing cycles, the company needs to forecast demand and commit significant resources towards these inventories. As such, the Company is subject to significant risks including excess inventory no longer relevant.